                                                                   Exhibit 10.10

                        [LETTERHEAD OF PEERY/ARRILLAGA]


April 29, 1999


Mr. Alistair McLaren
Conway Stuart Medical, Inc.
735 Palomar Avenue
Sunnyvale CA 94086

RE: AMENDMENT NO. 1 DATED APRIL 16, 1999 BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND CONWAY STUART MEDICAL, INC., AS TENANT FOR LEASED PREMISES LOCATED AT 735 PALOMAR AVENUE, SUNNYVALE, CALIFORNIA

Dear Alistair,

The aforementioned document is enclosed for your retention.

If you have any questions regarding this document please call me at 408/980-
0130.

Sincerely,



/s/ Sandra Klemens
Sandra Klemens
Property Manager

Enclosure

                                                                       Palomar 3

                                AMENDMENT NO. 1
                                   TO LEASE

     THIS AMENDMENT NO. 1 is made and entered into this 16/th/ day of April, 1999, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE TRUST) as amended, collectively as LANDLORD, and CONWAY STUART MEDICAL, INC., a Delaware corporation, as TENANT.

                                   RECITALS

     A. WHEREAS, by Lease Agreement dated May 6, 1998 Landlord leased to Tenant approximately 10,000 +/- square feet of that certain 20,000 +/- square foot building located at 735 Palomar Avenue, Sunnyvale, California, the details of which are more particularly set forth in said May 6, 1998 Lease Agreement, and

     B. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) extending the Term for two years and four months, changing the Termination Date from May 31, 2001 to September 30, 2003, (ii) amending the Basic Rent schedule and Aggregate Rent accordingly and (iii) increasing the Security Deposit required under the Lease Agreement as hereinafter set forth.

                                   AGREEMENT

     NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

     1.   TERM OF LEASE:  It is agreed between the parties that the Term of said
          -------------
Lease Agreement shall be extended for an additional two year four month period, and the Lease Termination Date shall be changed from May 31, 2001 to September 30, 2003.

     2.   BASIC RENTAL FOR EXTENDED TERM OF LEASE:  The monthly Basic Rental for
          ---------------------------------------
the Extended Term of Lease shall be as follows:

     On June 1, 2001, the sum of TWENTY THREE THOUSAND AND NO/100 DOLLARS ($23,000.00) shall be due, and a like sum due on the first day of each month thereafter through and including May 1, 2002.

     On June 1, 2002, the sum of TWENTY FOUR THOUSAND AND NO/100 DOLLARS ($24,000.00) shall be due, and a like sum due on the first day of each month thereafter through and including May 1, 2003.

     On June 1, 2003 the sum of TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) shall be due, and a like sum due on the first day of each month thereafter, through and including September 1, 2003.

     The Aggregate Basic Rent for the Lease shall be increased by $664,000.00 or from $756,000.00 to $1,420,000.00.

     3.   SECURITY DEPOSIT:  Tenant's Security Deposit shall be increased by
          ----------------
$6,000.00, or from $44,000.00 to $50,000.00, payable upon Tenant's execution of this Amendment No. 1.

                                           Initial: /s/ J.A. /s/ A.M. /s/ R.P.

                                                                       Palomar 3


     EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said May 6, 1998 Lease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year last written below.

LANDLORD:                                  TENANT:

JOHN ARRILLAGA SURVIVOR'S                  CONWAY STUART MEDICAL, INC.
TRUST                                      a Delaware corporation


By /s/ John Arrillaga                      By /s/ Alistair F. McLaren
  ------------------------                   -----------------------------
  John Arrillaga, Trustee
                                           Alistair F. McLaren
Date: 4/27/99                              -------------------------------
     ---------------------                 Print or Type Name



RICHARD T PERRY SEPARATE                   Title: Chief Financial Officer
                                                  -------------------------
PROPERTY TRUST

By  /s/ Richard T. Peery                   Date:  4/27/99
  ------------------------                      ---------------------------
 Richard T Peery, Trustee

Date:  4/28/99
     ---------------------

                                            Initial: /s/ J.A. /s/ A.M. /s/ R.P.
                                                     --------------------------